UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22540

AGF Investments Trust

(Exact name of registrant as specified in charter)

53 State Street

Suite 1308

Boston, MA 02109

(Address of principal executive offices) (Zip code)

William H. DeRoche, President

53 State Street, Suite 1308

Boston, MA 02109

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (617) 292-9801

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report
June 30, 2020
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as your brokerage firm).
Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive reports in paper may apply to all funds held in your account(s) that you invest in through your financial intermediary.

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. For a prospectus or summary prospectus with this and other information about the Funds, please call (833) AGF-FUND (833-243-3863) or visit our website at www.AGF.com. Read the prospectus or summary prospectus carefully before investing.
Investing involves risk, including loss of principal. Equity securities are volatile and can decline significantly in response to broad market and economic conditions. Investments in global equities may be significantly affected by political or economic conditions and regulatory requirements in a particular country. International markets can involve risks of currency fluctuation, political and economic instability, different accounting standards and foreign taxation. Emerging or frontier markets involve exposure to economic structures that are generally less diverse and mature. The less developed the market, the riskier the security. Such securities may be less liquid and more volatile.
Additional risks for the AGF Global Sustainable Growth Equity Fund:
The universe of sustainable investments may be smaller than that of other funds that do not focus on sustainable development issuers. The Fund may forgo opportunities to gain exposure to certain attractive companies in certain industries and sectors, such as fossil fuel producers, and may have a reduced weighting in others, due to their lack of positive exposure to sustainability themes. Because of these themes, the Fund may underperform the market as a whole if such investments underperform the market.
Distributor: Foreside Fund Services, LLC

i	Management Discussion of Fund Performance
Schedule of Investments
1	AGF Emerging Markets Equity Fund
3	AGF Global Sustainable Growth Equity Fund
5	Statements of Assets and Liabilities
6	Statements of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
10	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Expense Examples
23	Board Consideration of the Investment Advisory Agreement
27	Additional Information
28	Trustees and Officers of AGF Investments Trust
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity. Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Management Discussion of Fund Performance
AGF Emerging Markets Equity Fund (Unaudited):
During the period from the commencement of operations, January 3, 2020, through June 30, 2020 (the “Period”), each of Class I and Class R6 of AGF Emerging Markets Equity Fund (the “Fund”) returned -15.90% and underperformed its benchmark, the MSCI Emerging Markets Net Index, which returned -10.86%. The Fund’s relative underperformance was driven by security selection, while country allocation also detracted from returns.
The Fund’s security selection in China, India and Hong Kong detracted from returns during the Period, while selection in Brazil, Taiwan and Hungary contributed positively. In terms of country allocation, the Fund’s overweight exposure to Brazil and Peru as well as its exposure to Italy (with end-market exposure to the emerging markets) detracted from relative performance. The Fund’s country allocation was partially offset by its underweight exposure to Russia and Thailand as well as its overweight exposure to Hong Kong. The Fund’s exposure to cash contributed positively to relative performance given the declining market environment.
The COVID-19 outbreak has unleashed an economic, financial, and political shock, with very few parallels in modern times. Given the lack of historical parallels to the current crisis, the level of economic and policy uncertainty is currently at record levels. Positively, the significant global stimulus has helped allay market fears, which led to the strong market performance towards the end of the period. The Fund’s portfolio manager believes global central banks and governments will continue to stimulate the economy, as required, supporting both businesses and consumers. The Fund’s portfolio manager believes that this should continue to support global equity markets.
China’s early response to COVID-19 and subsequent fiscal stimulus measures continue to instill market confidence. Although China was the first country to enter the pandemic, it was also the first country out of the pandemic due to the clampdown measures it imposed. Accordingly, economic growth is expected to bounce back strongly during the second quarter of 2020, supported by strong industrial production activity and a sharp rebound in the service sector, the largest since 2010. Consequently, China’s equity performance has been strong during the Period, reflecting the improvement in economic growth and earnings.
The Fund’s portfolio manager is closely monitoring the potential of a second wave of the pandemic. A rising number of COVID-19 cases in many emerging markets countries and the U.S. has recently been witnessed, which is a reminder of what can occur when restrictions are not strict enough or are eased too quickly. However, even if the pandemic remains under control over the near term, a second wave could occur in the Fall due to cooler weather in the Northern Hemisphere. While this remains a risk, the Fund’s portfolio manager believes that nationwide lockdowns will not be imposed if further outbreaks are experienced. Rather, the Fund’s portfolio manager believes that lockdowns are likely to be confined at the local or state level, which should be less disruptive. In addition, the Fund’s portfolio manager believes that experience, quicker reaction times, and improved testing should help mitigate the potential for large-scale outbreaks.
As AGF Emerging Markets Equity Fund does not have more than six months of operating results, a line graph is not presented for the growth of a $1,000,000 investment.
Cumulative Total Return as of June 30, 2020
Since Inception
AGF Emerging Markets Equity Fund Class I Shares	-15.90%
AGF Emerging Markets Equity Fund Class R6 Shares	-15.90%
MSCI Emerging Markets Net Index(1)	-10.86%

(1)
The performance of the MSCI Emerging Markets Net Index is reduced by the taxes on dividends paid by the international securities issuers in the index.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.

i

Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until December 31, 2023 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of its investments, and acquired (underlying) fund fees and expenses) for Class I shares and Class R6 shares do not exceed 0.95% of the average daily net assets of each share class. As stated in the current prospectus, the current gross and net expense ratios for both classes are 2.47% and 1.00% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please call (833) AGF-FUND (833-243-3863). Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.
The views expressed in this letter are those of AGF Investments America Inc. as of June 30, 2020 and may not necessarily reflect the view on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Fund’s present investment methodology and do not constitute investment advice.

AGF Global Sustainable Growth Equity Fund (Unaudited):
During the period from July 1, 2019 through June 30, 2020 (the “Annual Period”), each of Class I and Class R6 of AGF Global Sustainable Growth Equity Fund (the “Fund”) returned 13.46% and outperformed its benchmark, the MSCI World Net Index, which returned 2.84%. The Fund’s security selection in the industrials, financials, real estate, utilities and consumer staples sectors as well as its underweight allocations to the financials and energy sectors contributed to relative performance. These contributors to performance were partially offset by the Fund’s negative security selection in the information technology sector.
From a geographic perspective, the Fund’s allocations to the United States, Japan and the United Kingdom contributed to relative performance, while its allocations to the Netherlands, Switzerland and Denmark detracted from relative performance.
From a thematic perspective, sustainable themes generally outperformed compared to the broader markets during the Annual Period. In particular, companies in the energy and power technologies theme performed well. The waste management and pollution control and health and well being themes also contributed to relative performance, while water and waste water solutions was a slight detractor from relative performance.
The Annual Period saw significant volatility in equity markets. In the second half of 2019 and into the beginning of 2020, equity markets continued to rise higher, as global manufacturing purchasing manager indices (“PMIs”) improved and investor sentiment improved as a result of a “Phase One” trade deal between the U.S. and China.
However, equity markets saw a quick contraction in February and March 2020 as rapid spread of COVID-19 resulted in shutdowns and lockdowns across most of the developed world. The pandemic-related shutdowns resulted in economic data worsening to unprecedented levels, including a record number of unemployment claims, historic low manufacturing and services PMIs, and a very substantial drop in gross domestic product (“GDP”).
Despite the challenging macroeconomic backdrop, equity markets roared back in the second quarter of 2020 amidst broad packages of stimulus measures that were introduced by governments and central banks around the world. In the U.S., the U.S. Federal Reserve (the “Fed”) stepped in with a broad array of actions to limit the economic damage from the pandemic, including “QE Unlimited”, whereby the Fed announced that it would purchase an unlimited amount of treasuries and mortgage-backed securities in order to support the financial market. In parallel with the monetary policy support, the U.S. Congress also passed three relief packages and one supplemental one, totaling nearly $2.8 trillion in direct fiscal support. Other governments and central banks enacted similar measures, and in total, governments provided direct fiscal stimulus in excess of $5 trillion, or more than 7% of GDP.
With the unprecedented policy response, the signs of some parts of the economy reopening, and continued progress in the search for a vaccine, investors looked through the near term economic damage and equity markets rallied through to the end of the Annual Period.
Overall, the Fund’s portfolio manager is pleased with how the Fund has performed during the Annual Period, holding up well in the market downturn in February and March 2020, and participating in the market rebound that has occurred since then, outperforming the benchmark in both the up and down periods.
From a thematic perspective, sustainable themes have generally outperformed the broader markets during the Annual Period, while those themes with more cyclical exposure have also rebounded better over the past quarter. The portfolio manager previously cited weakness in the auto sector, for instance, as a longer term opportunity despite near term poor performance, and that patience has been rewarded in the last quarter as auto-related sustainability themes have been among the top contributors to the Fund’s relative performance.
The Fund’s portfolio manager continues to believe that the current pandemic may accelerate a changing view of capitalism, with more acceptance of government intervention. Longer term, the Fund’s portfolio manager believes this could possibly result in recognition that markets are imperfect at directing capital towards the areas of the most social and environmental benefit, and that government action through incentives and regulation are essential.
In the Fund’s portfolio manager’s opinion, the long-term thesis for sustainability remains strong and would view the current crisis as an opportunity to make adjustments that will position the strategy well in the inevitable recovery. The Fund’s portfolio manager continues to take a bottom-up approach, investing in companies that provide solutions to sustainable issues with the potential to disrupt traditional industries and deliver above average growth rates. The Fund’s portfolio manager believes that the investment thesis for sustainable themes remains strong despite the current cyclical factors.
Growth of a $1,000,000 Investment Since Inception at Net Asset Value*
*
The line graph represents historical performance of a hypothetical investment of $1,000,000 from November 3, 2017 (Commencement of Operations) to June 30, 2020 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2020
	1 Year	Since Inception
AGF Global Sustainable Growth Equity Fund − Class I Shares	13.46%	7.76%
AGF Global Sustainable Growth Equity Fund − Class R6 Shares	13.46%	7.76%
MSCI World Net Index(1)	2.84%	4.78%

(1)
The performance of the MSCI World Net Index is reduced by the taxes on dividends paid by the international securities issuers in the index.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2022 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of its investments, and acquired (underlying) fund fees and expenses) for Class I shares and Class R6 shares do not exceed 0.80% of the average daily net assets of each share class. As stated in the current prospectus, the current gross expense ratio for Class I and Class R6 are 49.81% and 49.19%, respectively, and the current net expense ratio for both classes is 0.80%. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please call (833) AGF-FUND (833-243-3863). Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

The views expressed in this letter are those of AGF Investments America Inc. as of June 30, 2020 and may not necessarily reflect the view on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Fund’s present investment methodology and do not constitute investment advice.

v

AGF Investments Trust
AGF Emerging Markets Equity Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Common Stocks – 95.9%
Aerospace & Defense – 0.6%
Singapore Technologies Engineering Ltd.	1,600	$3,797
Banks – 13.2%
Axis Bank Ltd., GDR	231	6,189
Banco Bradesco SA (Preference)	2,090	7,956
Bank Mandiri Persero Tbk. PT	19,900	6,901
Bank of the Philippine Islands	3,850	5,602
Credicorp Ltd.	32	4,278
DBS Group Holdings Ltd.	400	5,983
Grupo Financiero Banorte SAB de CV, Class O*	600	2,081
Industrial & Commercial Bank of China Ltd., Class H	25,000	15,143
Komercni banka A/S*	358	8,322
Powszechna Kasa Oszczednosci Bank Polski SA	694	4,018
Sberbank of Russia PJSC, ADR*	395	4,479
Shinhan Financial Group Co. Ltd., ADR	516	12,415
		83,367
Beverages – 2.8%
Budweiser Brewing Co. APAC Ltd.	2,106	6,118
Coca-Cola HBC AG	320	8,031
Fomento Economico Mexicano SAB de CV, ADR	57	3,535
		17,684
Construction & Engineering – 1.7%
Larsen & Toubro Ltd., GDR	846	10,537
Diversified Consumer Services – 0.4%
YDUQS Participacoes SA	400	2,475
Diversified Financial Services – 0.8%
FirstRand Ltd.	2,185	4,790
Diversified Telecommunication Services – 3.2%
Hellenic Telecommunications Organization SA	940	12,804
Telekomunikasi Indonesia Persero Tbk. PT	35,687	7,625
		20,429
Electrical Equipment – 1.5%
Zhuzhou CRRC Times Electric Co. Ltd., Class H	3,812	9,738
Electronic Equipment, Instruments & Components – 4.0%
Delta Electronics, Inc.	2,140	12,211
Samsung Electro-Mechanics Co. Ltd.	121	13,130
		25,341
Energy Equipment & Services – 0.9%
Tenaris SA, ADR	414	5,353
Food & Staples Retailing – 2.1%
Atacadao SA*	1,922	6,980
Investments	Shares	Value ($)
Wal-Mart de Mexico SAB de CV	2,619	$6,284
		13,264
Health Care Providers & Services – 1.0%
Sinopharm Group Co. Ltd., Class H	2,541	6,512
Household Durables – 1.5%
Haier Electronics Group Co. Ltd.	3,094	9,407
Insurance – 5.5%
AIA Group Ltd.	1,868	17,385
Ping An Insurance Group Co. of China Ltd., Class H	1,252	12,504
Porto Seguro SA	500	4,636
		34,525
Interactive Media & Services – 10.4%
Tencent Holdings Ltd.	1,020	65,519
Internet & Direct Marketing Retail – 12.2%
Alibaba Group Holding Ltd.*	228	6,161
Alibaba Group Holding Ltd., ADR*	243	52,415
Naspers Ltd., Class N	67	12,223
Trip.com Group Ltd., ADR*	242	6,273
		77,072
Machinery – 4.4%
Airtac International Group	749	13,211
Weichai Power Co. Ltd., Class H	7,736	14,432
		27,643
Metals & Mining – 2.4%
Gerdau SA (Preference)	1,132	3,333
Southern Copper Corp.	215	8,550
Vale SA*	300	3,085
		14,968
Multiline Retail – 1.3%
Lojas Americanas SA (Preference)*	1,400	8,285
Oil, Gas & Consumable Fuels – 5.8%
CNOOC Ltd.	7,535	8,462
Lukoil PJSC, ADR	164	12,157
Reliance Industries Ltd., GDR	244	11,255
Tupras Turkiye Petrol Rafinerileri A/S*	351	4,582
		36,456
Paper & Forest Products – 1.0%
Mondi plc	343	6,409
Personal Products – 0.5%
LG Household & Health Care Ltd.	3	3,356
Pharmaceuticals – 1.3%
Richter Gedeon Nyrt.	392	8,117
Real Estate Management & Development – 2.0%
China Overseas Land & Investment Ltd.	1,293	3,905
China Vanke Co. Ltd., Class H	2,800	8,833
		12,738

See accompanying notes to the financial statements.

AGF Investments Trust
AGF Emerging Markets Equity Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 5.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	659	$37,411
Software – 1.2%
TOTVS SA	1,800	7,663
Specialty Retail – 0.7%
Foschini Group Ltd. (The)	1,128	4,170
Technology Hardware, Storage & Peripherals – 4.9%
Samsung Electronics Co. Ltd., GDR	28	30,837
Textiles, Apparel & Luxury Goods – 1.4%
Eclat Textile Co. Ltd.	786	9,078
Wireless Telecommunication Services – 1.3%
China Mobile Ltd.	1,198	8,095
Total common stocks (Cost $705,926)		605,036
Exchange traded fund – 4.3%
iShares MSCI India ETF
(Cost $32,703)	930	26,988

Investments	Shares	Maturity Date	Value ($)
Participation Note – 2.0%
China
Kweichow Moutai Co. Ltd. (Issuer: Bank of America Merrill Lynch) (Cost $9,463)	63	11/30/2020	13,028
Total Investments − 102.2% (Cost $748,092)			645,052
Liabilities in excess of other assets – (2.2%)			(13,946)
Net Assets – 100.0%			631,106

*
Non-income producing security.

Abbreviations
ADR
American Depositary Receipt

GDR
Global Depositary Receipt

PJSC
Public Joint Stock Company

Participation Note
A derivative instrument linked to a financial instrument which usually include equities, market indices, ETFs, interest rates, currencies, or a combination of these. A Participation Note is usually issued by a financial institution, therefore investors are exposed to the issuer’s credit risk and the risks of the underlying financial instrument.
Preference
A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of June 30, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$24,756
Aggregate gross unrealized depreciation	(129,071)
Net unrealized depreciation	$(104,315)
Federal income tax cost of investments (including derivative contracts, if any)	$749,367
AGF Emerging Markets Equity Fund invested, as a percentage of net assets, in the following countries as of June 30, 2020:
Brazil	7.0%
China	39.1%
Czech Republic	1.3%
Greece	2.0%
Hong Kong	2.8%
Hungary	1.3%
India	4.4%
Indonesia	2.3%
Luxembourg	0.8%
Mexico	1.9%
Netherlands Antilles	2.1%
Peru	2.0%
Philippines	0.9%
Poland	0.6%
Russia	2.6%
Singapore	1.6%
South Africa	3.4%
South Korea	9.5%
Switzerland	1.3%
Taiwan	9.3%
Turkey	0.7%
United Kingdom	1.0%
United States	4.3%
Other(1)	(2.2)%
100.0%

(1)
Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

AGF Investments Trust
AGF Global Sustainable Growth Equity Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Common Stocks – 99.1%
Auto Components – 3.1%
Aptiv plc	445	$34,675
Banks – 2.1%
ING Groep NV	3,397	23,598
Building Products – 8.0%
Kingspan Group plc	475	30,569
Nibe Industrier AB, Class B*	924	20,392
Trex Co., Inc.*	302	39,281
		90,242
Capital Markets – 1.9%
MSCI, Inc.	65	21,698
Chemicals – 10.2%
Albemarle Corp.	152	11,736
Chr Hansen Holding A/S	176	18,142
Croda International plc	373	24,269
Ecolab, Inc.	203	40,387
Johnson Matthey plc	308	7,995
Umicore SA	281	13,212
		115,741
Commercial Services & Supplies – 6.4%
Tetra Tech, Inc.	369	29,195
TOMRA Systems ASA	453	16,645
Waste Connections, Inc.	287	26,918
		72,758
Containers & Packaging – 1.0%
Ball Corp.	157	10,910
Electric Utilities – 0.8%
Orsted A/S	83	9,572
Electrical Equipment – 5.6%
Legrand SA	293	22,232
Prysmian SpA	1,437	33,242
Siemens Gamesa Renewable Energy SA	444	7,858
		63,332
Electronic Equipment, Instruments & Components – 14.2%
Amphenol Corp., Class A	135	12,934
Halma plc	1,475	42,035
Hexagon AB, Class B*	180	10,492
Keyence Corp.	116	48,433
Samsung SDI Co. Ltd.	99	30,277
Trimble, Inc.*	385	16,628
		160,799
Equity Real Estate Investment Trusts (REITs) – 2.8%
Equinix, Inc.	45	31,604
Food Products – 3.6%
Beyond Meat, Inc.*	77	10,316
Kerry Group plc, Class A	247	30,729
		41,045

Investments	Shares	Value ($)
Health Care Equipment & Supplies – 6.3%
Asahi Intecc Co. Ltd.	798	$22,675
Danaher Corp.	273	48,275
		70,950
Industrial Conglomerates – 2.4%
Roper Technologies, Inc.	70	27,178
Internet & Direct Marketing Retail – 1.4%
HelloFresh SE*	292	15,502
Leisure Products – 2.9%
Giant Manufacturing Co. Ltd.	740	6,602
Shimano, Inc.	138	26,542
		33,144
Life Sciences Tools & Services – 3.9%
Thermo Fisher Scientific, Inc.	123	44,568
Machinery – 4.7%
Cummins, Inc.	147	25,469
NFI Group, Inc.	990	12,142
Xylem, Inc.	235	15,266
		52,877
Mortgage Real Estate Investment Trusts (REITs) – 1.5%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	603	17,161
Professional Services – 1.1%
Stantec, Inc.	399	12,318
Semiconductors & Semiconductor Equipment – 5.5%
Analog Devices, Inc.	154	18,887
Cree, Inc.*	208	12,311
Enphase Energy, Inc.*	170	8,087
Infineon Technologies AG	991	23,163
		62,448
Software – 8.0%
ANSYS, Inc.*	121	35,299
Dassault Systemes SE	230	39,639
Zoom Video Communications, Inc., Class A*	61	15,466
		90,404
Water Utilities – 1.7%
American Water Works Co., Inc.	152	19,556
Total Common Stocks (Cost $884,037)		1,122,080
Master Limited Partnerships – 1.8%
Independent Power and Renewable Electricity Producers – 1.8%
Brookfield Renewable Partners LP (Cost $13,862)	419	20,061
Total Investments – 100.9% (Cost $897,899)		1,142,141
Liabilities in excess of other assets – (0.9%)		(9,958)
Net Assets – 100.0%		1,132,183

*
Non-income producing security.

See accompanying notes to the financial statements.

AGF Investments Trust
AGF Global Sustainable Growth Equity Fund
Schedule of Investments
June 30, 2020
As of June 30, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$259,580
Aggregate gross unrealized depreciation	(20,529)
Net unrealized appreciation	$239,051
Federal income tax cost of investments (including derivative contracts, if any)	$903,090
AGF Global Sustainable Growth Equity Fund invested, as a percentage of net assets, in the following countries as of June 30, 2020:
Belgium	1.2%
Canada	3.9%
Denmark	2.4%
France	5.5%
Germany	3.4%
Ireland	5.4%
Italy	2.9%
Japan	8.6%
Netherlands	2.1%
Norway	1.5%
South Korea	2.7%
Spain	0.7%
Sweden	2.7%
Taiwan	0.6%
United Kingdom	6.6%
United States	50.7%
Other(1)	(0.9)%
100.0%

(1)
Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

AGF Investments Trust
Statements of Assets and Liabilities
June 30, 2020
	AGF Emerging Markets Equity Fund	AGF Global Sustainable Growth Equity Fund
ASSETS:
Investments in securities, at value(1)	$645,052	$1,142,141
Cash	3,557	7,790
Foreign cash(2)	1,774	8,481
Receivables:
Securities sold	—	4,783
Dividends and interest	2,825	700
Investment adviser (Note 4)	18,113	27,784
Prepaid expenses	4,268	15,074
Total Assets	675,589	1,206,753
LIABILITIES:
Payables:
Securities purchased	—	1,210
Administration fees	3,026	14,983
Transfer Agent fees	10,504	10,503
Trustees fees	87	149
Custodian and Accounting fees	1,939	6,189
Professional fees	25,771	37,705
Accrued expenses and other liabilities	3,156	3,831
Total Liabilities	44,483	74,570
Net Assets	$631,106	$1,132,183
NET ASSETS CONSIST OF:
Paid in capital	$750,040	$967,590
Distributable earnings (loss)	(118,934)	164,593
Net Assets	$631,106	$1,132,183
NET ASSETS:
Class I	$315,553	$675,279
Class R6	315,553	456,904
Total	$631,106	$1,132,183
SHARES OUTSTANDING (unlimited number of shares authorized)
Class I	37,502	55,772
Class R6	37,502	37,736
Total	75,004	93,508
NET ASSET VALUE
Class I	$8.41	$12.11
Class R6	8.41	12.11
(1) Investments in securities, at cost	$748,092	$897,899
(2) Cost of foreign cash	$1,784	$8,504
See accompanying notes to the financial statements.

AGF Investments Trust
Statements of Operations
For the Year Ended June 30, 2020
	AGF Emerging Markets Equity Fund	AGF Global Sustainable Growth Equity Fund
INVESTMENT INCOME:
Dividend income	$6,290	$11,574
Foreign withholding tax on dividends	(578)	(967)
Total Investment Income	5,712	10,607
EXPENSES:
Investment advisory fees (Note 4)	2,489	7,222
Administration fees	8,189	84,305
Registration and filing fees	665	35,878
Professional fees	54,521	205,345
Trustee fees	180	5,023
Custodian and Accounting fees	9,360	37,672
Transfer Agent fees	34,553	65,790
CCO fees	2,118	8,494
Treasurer fees	8,412	26,557
Other fees	5,189	15,858
Total Expenses before Adjustments	125,676	492,144
Less: waivers and/or reimbursements by Adviser (Note 4)	(122,717)	(483,251)
Total Expenses after Adjustments	2,959	8,893
Net Investment Income	2,753	1,714
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(17,088)	(29,591)
Foreign currency transactions	(1,546)	(756)
Net Realized Loss	(18,634)	(30,347)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investment in securities	(103,040)	136,020
Translation of assets and liabilities denominated in foreign currencies	(13)	(76)
Net Change in Unrealized Appreciation (Depreciation)	(103,053)	135,944
Net Realized and Unrealized Gain (Loss)	(121,687)	105,597
Net Increase (Decrease) in Net Assets Resulting from Operations	$(118,934)	$107,311
See accompanying notes to the financial statements.

AGF Investments Trust
Statements of Changes in Net Assets
	AGF Emerging Markets Equity Fund	AGF Global Sustainable Growth Equity Fund
	For the period 1/3/2020(a) – 6/30/2020	Year Ended June 30, 2020	Year Ended June 30, 2019
OPERATIONS:
Net investment income	$2,753	$1,714	$4,090
Net realized loss	(18,634)	(30,347)	(45,109)
Net change in unrealized appreciation (depreciation)	(103,053)	135,944	105,093
Net Increase (Decrease) in Net Assets Resulting from Operations	(118,934)	107,311	64,074
DISTRIBUTIONS
Distributable earnings
Class I	—	(1,281)	(1,860)
Class R6	—	(665)	(1,860)
Total Distributions	—	(1,946)	(3,720)
CAPITAL TRANSACTIONS:
Class I
Capital shares issued	$375,020	$168,000	$200,000
Capital shares issued in reinvestment of distributions	—	1,181	1,581
Cost of shares redeemed	—	(155,391)	—
Total Class I transactions	375,020	13,790	201,581
Class R6
Capital shares issued	375,020	—	—
Capital shares issued in reinvestment of distributions	—	565	1,581
Total Class R6 transactions	375,020	565	1,581
Net Increase in Net Assets Resulting from Capital Transactions	$750,040	$14,355	$203,162
Total Increase in Net Assets	631,106	119,720	263,516
NET ASSETS:
Beginning of year	—	1,012,463	748,947
End of Year	$631,106	$1,132,183	$1,012,463
SHARE TRANSACTIONS:
Class I
Beginning of year	—	57,040	37,505
Capital shares issued	37,502	15,629	19,353
Capital shares issued in reinvestment of distributions	—	103	182
Capital shares redeemed	—	(17,000)	—
Total Class I − Shares Outstanding, End of Year	37,502	55,772	57,040
Class R6
Beginning of year	—	37,687	37,505
Capital shares issued	37,502	—	—
Capital shares issued in reinvestment of distributions	—	49	182
Total Class R6 − Shares Outstanding, End of Year	37,502	37,736	37,687
Shares Outstanding, End of Year	75,004	93,508	94,727

(a)
Commencement of investment operations

See accompanying notes to the financial statements.

AGF Investments Trust
Financial Highlights for a share outstanding throughout the period:
	PER SHARE OPERATING PERFORMANCE
	Investment Operations				Distributions
	Net asset value, beginning of period	Net investment Income(a)	Net realized and unrealized gain(loss) from investments	Total investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period
AGF Emerging Markets Equity Fund – Class I
For the period 01/03/20* – 6/30/2020	$10.00	0.04	(1.63)	(1.59)	—	—	—	—	$8.41
AGF Emerging Markets Equity Fund – Class R6
For the period 01/03/20* – 6/30/2020	$10.00	0.04	(1.63)	(1.59)	—	—	—	—	$8.41
AGF Global Sustainable Growth Equity Fund – Class I
Year Ended June 30, 2020	$10.69	0.02	1.42	1.44	(0.02)	—	—	(0.02)	$12.11
Year Ended June 30, 2019	$9.98	0.05	0.71	0.76	(0.05)	—	—	(0.05)	$10.69
For the period 11/03/17* – 6/30/2018	$10.00	0.05	(0.07)	(0.02)	—	—	—	—	$9.98
AGF Global Sustainable Growth Equity Fund – Class R6
Year Ended June 30, 2020	$10.69	0.02	1.42	1.44	(0.02)	—	—	(0.02)	$12.11
Year Ended June 30, 2019	$9.98	0.05	0.71	0.76	(0.05)	—	—	(0.05)	$10.69
For the period 11/03/17* – 6/30/2018	$10.00	0.05	(0.07)	(0.02)	—	—	—	—	$9.98

*
Commencement of investment operations.

(a)
Net investment income (loss) per share is based on average shares outstanding.

(b)
Not annualized for periods less than one year.

(c)
Annualized for periods less than one year.

(d)
The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not reflect these indirect fees and expenses.

See accompanying notes to the consolidated financial statements.

RATIOS/SUPPLEMENT DATA
Ratios to average net assets(c)
Expenses, before reimbursements and/or waivers	Expenses, net of reimbursements and/or waivers	Net investment income	Net investment loss, before reimbursements and/or waivers	Total Return(b)	Portfolio turnover rate(b)	Ending net assets (thousands)

40.36%(d)	0.95%(d)	0.88%	(38.52)%	(15.90)%	22%	$316

40.36%(d)	0.95%(d)	0.88%	(38.52)%	(15.90)%	22%	$315

44.27%	0.80%	0.15%	(43.32)%	13.46%	38%	$675
49.81%	0.80%	0.54%	(48.47)%	7.73%	37%	$609
28.87%	0.80%	0.68%	(27.40)%	(0.20)%	12%	$375

44.27%	0.80%	0.15%	(43.32)%	13.46%	38%	$457
49.19%	0.80%	0.53%	(47.86)%	7.73%	37%	$403
28.87%	0.80%	0.68%	(27.40)%	(0.20)%	12%	$374

AGF Investments Trust
Notes to Financial Statements
June 30, 2020
1. Organization
AGF Investments Trust (formerly known as FQF Trust) (the “Trust”), a Delaware statutory trust, was formed on November 19, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 8 funds, 2 of which are presented herein, the AGF Emerging Markets Equity Fund and AGF Global Sustainable Growth Equity Fund (each, a “Fund”; collectively, the “Funds”). Each Fund currently offers Class I and Class R6 shares. The remaining 6 funds are presented in a separate report.
The AGF Emerging Markets Equity Fund is classified as a “non-diversified” Fund, within the meaning of the 1940 Act. The AGF Global Sustainable Growth Equity Fund is classified as a “diversified” Fund, within the meaning of the 1940 Act.
The investment objective of AGF Emerging Markets Equity Fund is to provide capital growth and the investment objective of AGF Global Sustainable Growth Equity Fund is to provide long-term capital growth. There can be no assurance that the Funds will achieve their respective investment objectives.
2. Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.
Investment Valuation
The net asset value (“NAV”) of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. A Fund’s NAV per share is calculated separately for each class of shares of a Fund. NAV per share is computed by adding the total value of a Fund’s investments and other assets, determining the proportion allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of shares outstanding for that class.
The value of each Fund’s securities is based on such securities’ closing price on local markets when available. Such valuations would typically be categorized as Level 1 in the fair value hierarchy described below. If a security’s market price is not readily available the security will be valued by another method that the Funds’ Valuation Committee believes will better reflect fair value in accordance with the Trust’s valuation guideline which were approved by the Board of Trustees (the “Trustees”). For equity securities, the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value,” that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds. Securities using these valuation adjustments are categorized as Level 2 in the fair value hierarchy.
Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when a security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. Securities of non-exchange-traded and exchange-traded investment companies are valued at their NAV and market value, respectively.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
The Funds disclose the fair value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 — Quoted prices in active markets for identical assets.

•
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of June 30, 2020 for each Fund based upon the three levels defined above:
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
AGF Emerging Markets Equity Fund
Investments
Common Stocks
Aerospace & Defense	$—	$3,797	$—	$3,797
Banks	31,209	52,158	—	83,367
Beverages	3,535	14,149	—	17,684
Construction & Engineering	—	10,537	—	10,537
Diversified Financial Services	—	4,790	—	4,790
Diversified Telecommunication Services	—	20,429	—	20,429
Electrical Equipment	—	9,738	—	9,738
lectronic Equipment, Instruments & Components	—	25,341	—	25,341
Health Care Providers & Services	—	6,512	—	6,512
Household Durables	—	9,407	—	9,407
Insurance	4,636	29,889	—	34,525
Interactive Media & Services	—	65,519	—	65,519
Internet & Direct Marketing Retail	58,688	18,384	—	77,072
Machinery	—	27,643	—	27,643
Oil, Gas & Consumable Fuels	—	36,456	—	36,456
Paper & Forest Products	—	6,409	—	6,409
Personal Products	—	3,356	—	3,356
Pharmaceuticals	—	8,117	—	8,117
Real Estate Management & Development	—	12,738	—	12,738
Specialty Retail	—	4,170	—	4,170
Technology Hardware, Storage & Peripherals	—	30,837	—	30,837
Textiles, Apparel & Luxury Goods	—	9,078	—	9,078
Wireless Telecommunication Services	—	8,095	—	8,095
Other*	89,419	—	—	89,419
Exchange Traded Fund	26,988	—	—	26,988
Participation Note	—	13,028	—	13,028
Total Investments	$214,475	$430,577	$—	$645,052

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
AGF Global Sustainable Growth Equity Fund
Investments
Common Stocks
Banks	$—	$23,598	$—	$23,598
Building Products	39,281	50,961	—	90,242
Chemicals	52,123	63,618	—	115,741
Commercial Services & Supplies	56,113	16,645	—	72,758
Electric Utilities	—	9,572	—	9,572
Electrical Equipment	—	63,332	—	63,332
Electronic Equipment, Instruments & Components	29,562	131,237	—	160,799
Food Products	10,316	30,729	—	41,045
Health Care Equipment & Supplies	48,275	22,675	—	70,950
Internet & Direct Marketing Retail	—	15,502	—	15,502
Leisure Products	—	33,144	—	33,144
Semiconductors & Semiconductor Equipment	39,285	23,163	—	62,448
Software	50,765	39,639	—	90,404
Other*	272,545	—	—	272,545
Master Limited Partnerships	20,061	—	—	20,061
Total Investments	$618,326	$523,815	$—	$1,142,141

*
See Schedules of Investments for presentation by industry type.

Foreign Currency Translation
The books and records of the Funds are maintained in U.S. dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. dollars at the prevailing exchange rate on the date of such activity.
The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) on investments in securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.
Net realized gains (losses) on foreign currency transactions reported on the Statements of Operations arise from sales of foreign currency, realized currency gains or losses, including foreign exchange contracts, between the trade and settlement dates on securities transactions and the difference in the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net changes in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.
Allocation of Expenses, Income, and Gains and Losses
Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class. For the year ended June 30, 2020, neither fund incurred class specific expenses such as distribution (12b-1) and administrative service fees.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
Taxes and Distributions
Each of the Funds intends to qualify (or continue to qualify) as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its net investment income and net capital gains to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.
The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. On an ongoing basis, management will monitor the tax positions taken to determine if adjustment to conclusions are necessary based on factors including but not limited to further implementation on guidance expected from FASB and ongoing analysis of tax law, regulation, and interpretations thereof.
Dividends and distributions will be automatically reinvested unless requested otherwise. Dividends will differ among classes of the Funds due to differences in distribution and other class-specific operating expenses and will generally be paid at least annually. Capital gains are distributed at least annually.
The tax character of distributions paid may differ from the character of distributions shown on the Financial Highlights due to short-term capital gains being treated as ordinary income for tax purposes.
The tax character of the distributions paid for the tax years ended June 30, 2020 and 2019 were as follows:
Year Ended June 30, 2020				Year Ended June 30, 2019
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital Gains	Total Distributions	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital Gains	Total Distributions
AGF Global Sustainable Growth Equity Fund	$1,946	$—	$1,946	$3,720	$—	$3,720
As of June 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*
AGF Emerging Markets Equity Fund	$2,628	$—	$(17,234)	$(104,328)
AGF Global Sustainable Growth Equity Fund	—	—	(74,434)	239,027

*
The differences between the book and tax basis unrealized appreciation (depreciation) is attributable to tax deferral of losses on wash sales, mark to market of passive foreign investment companies (PFICs) and investments in partnerships.

Permanent differences, primarily due to foreign currency gain (loss), investments in partnerships, resulted in reclassifications, as of June 30, 2020, among the Funds’ components of net assets.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law. For the tax year ended June 30, 2020, the following Funds had available capital loss carryforwards to offset future net capital gains to the extent provided by regulations and utilized capital loss carryforwards to offset net capital gains.
Fund	Capital Loss Carryforwards
AGF Emerging Markets Equity Fund	$17,234
AGF Global Sustainable Growth Equity Fund	54,571
Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2020, the following Funds will elect to treat the late-year ordinary loss and post-October capital loss deferrals as arising on July 1, 2020:

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
Fund	Ordinary Late Year Loss Deferrals	Post-October Capital Losses	Total
AGF Global Sustainable Growth Equity Fund	282	19,581	19,863
3. Investment Transactions and Related Income
Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Dividend income, net of any applicable foreign withholding taxes, is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Large, non-recurring dividends recognized by the Funds are presented separately on the Statements of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.
4. Investment Management Fees
AGF Investments America Inc. (the “Adviser”) is the investment adviser to each Fund. Under an investment management agreement between the Adviser and the Trust (the “Management Agreement”), AGF Emerging Markets Equity Fund and AGF Global Sustainable Growth Equity Fund pay the Adviser a fee at an annualized rate, based on its average daily net assets, of 0.80% and 0.65%, respectively.
The Adviser has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for AGF Emerging Markets Equity Fund’s Class I shares and Class R6 shares do not exceed 0.95% of each share class’ average daily net assets and for AGF Global Sustainable Growth Equity Fund’s Class I shares and Class R6 shares do not exceed 0.80% of each share class’ average daily net assets. The Adviser is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Total Annual Fund Operating Expenses do not exceed the then-applicable expense cap or the expense cap in place at the time of the original fee waiver or reimbursement. This agreement will remain in effect for AGF Emerging Markets Equity Fund until December 31, 2023 and for AGF Global Sustainable Growth Equity Fund until November 1, 2022, and shall renew automatically for one-year terms unless the Adviser provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
For the year ended June 30, 2020, management fee waivers and expense reimbursements were as follows:
Fund	Management Fees Waived	Expense Reimbursements
AGF Emerging Markets Equity Fund	$2,489	$120,228
AGF Global Sustainable Growth Equity Fund	7,222	476,029
As of June 30, 2020, the amounts eligible for repayment and the associated period of expiration are as follows:
Fund	Expires June 30, 2021	Expires June 30, 2022	Expires June 30, 2023	Total Eligible for Recoupment
AGF Emerging Markets Equity Fund	$—	$—	$122,717	$122,717
AGF Global Sustainable Growth Equity Fund	141,262	372,335	483,251	996,848
5. Administration, Accounting, Custodian and Transfer Agent Fees
JPMorgan Chase Bank, N.A. (“JPMorgan”) acts as administrator (the “Administrator”), fund accounting agent and custodian to the Funds. The Administrator provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Funds under

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
federal and state securities laws. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund pays the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. As custodian, JPMorgan holds cash, securities and other assets of the Funds as required by the 1940 Act.
U.S. Bancorp Fund Services, LLC serves as the transfer agent (the “Transfer Agent”) to the Funds. The Transfer Agent is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds. For its services, the Transfer Agent receives monthly fees charged to the Funds, plus certain charges for securities transactions.
6. Distribution, Service Plan and Fund Officers
Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Shares are continuously offered for sale by the Trust through the Distributor. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.
Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer and Treasurer to the Funds. Neither FFOS nor FMS have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund.
7. Investment Transactions
For the year ended June 30, 2020, the cost of securities purchased and proceeds from sales of securities, excluding short-term investments, were as follows:
Fund	Purchases	Sales
AGF Emerging Markets Equity Fund	$893,857	$138,150
AGF Global Sustainable Growth Equity Fund	471,318	413,764
8. Purchase and Sale of Fund Shares
The information below explains how to purchase and sell shares of the Funds directly. Investors purchasing or selling shares through a financial intermediary may be charged transaction-based or other fees by the financial intermediary for its services. Please contact your financial intermediary for information regarding these fees and for purchase instructions.
You may purchase or redeem Fund shares through your broker-dealer, other financial intermediary that has an agreement with the Distributor, or through the Transfer Agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the NYSE is open for business.
Class I Shares
Class I shares are offered by each Fund to institutions and individuals with a $1,000,000 minimum requirement for initial investment, and no minimum is required for additional investments. The minimum requirement may be waived, at the Adviser’s discretion, for certain institutions or individuals who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Neither the minimum requirement for initial

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
investment for the Funds nor the requirements for the minimum account size will apply to investments by employees of the Adviser (or their affiliates), officers and trustees of the Funds, partners or employees of law firms that serve as counsel to the Funds or the Funds’ independent trustees, or members of the immediate families of the foregoing (e.g. spouses and children).
Class I shares of each Fund have an investment minimum of $1,000,000 and a minimum account balance of $1,000,000. There is no investment minimum or minimum investment account size requirement for qualified retirement benefit plans. The Funds reserve the right to redeem shares if an account balance for any Fund falls below the minimum account balance due to redemptions and not due to market movement. If the account balance is not increased to the minimum amount within 60 days of the investor being notified by the Fund, then the account may be closed and the proceeds in the account given to the investor. Fund shares will be redeemed at NAV on the day the redemption transaction is processed.
The investor eligibility requirements for Class I shares of the Funds may be changed from time to time. Any such changes will be reflected in each Fund’s then current prospectus and SAI.
Class R6 Shares
Class R6 shares are offered by each Fund to institutional investors that meet a $1,000,000 minimum requirement for initial investment and to Eligible Investors (as defined below). No minimum is required for additional investments. Institutional investors (including endowments and foundations) are investors deemed appropriate by the Adviser that hold shares of a Fund through an account held directly with the Fund that are not traded through an intermediary, subject to a minimum initial investment of $1,000,000. “Eligible Investors” are not subject to a minimum initial investment and include (a) retirement and benefit plans that have plan-level or omnibus accounts held on the books of a Fund and do not collect servicing or record keeping fees from the Fund; (b) plans or platforms sponsored by a financial intermediary whereby shares are held on the books of a Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and does not charge the Fund servicing, record keeping or sub-transfer agent fees; and (c) collective investment trusts. Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, Simple IRAs, individual 401 (k) plans or individual 403 (b) plans.
Class R6 shares of each Fund have an investment minimum of $1,000,000 and a minimum account balance of $1,000,000. There is no investment minimum or minimum investment account size requirement for Eligible Investors. The Funds reserve the right to redeem shares if an account balance for any Fund falls below the minimum account balance due to redemptions and not due to market movement. If the account balance is not increased within 60 days of the investor being notified by the Fund, then the account may be closed and the proceeds in the account given to the investor. Fund shares will be redeemed at NAV on the day the redemption transaction is processed.
The investor eligibility requirements for Class R6 shares of the Funds may be changed from time to time. Any such changes will be reflected in each Fund’s then current prospectus and SAI.
Shareholder Concentration Risk
As of June 30, 2020, certain shareholder accounts owned more than 10% of the outstanding shares of AGF Emerging Markets Equity Fund and AGF Global Sustainable Growth Equity Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. In case of a large redemption, a fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in fund losses and the fund holding a higher percentage of illiquid positions. Large redemptions could also result in decreased economies of scale and increased operating expenses for non-redeeming fund shareholders.
As of June 30, 2020, 100% of AGF Emerging Markets Equity Fund’s and 81% of AGF Global Sustainable Growth Equity Fund’s outstanding shares, respectively, were held by the Adviser or an affiliate of the Adviser. The AGF Global Sustainable Growth Equity Fund had individual shareholder and/or omnibus accounts that owned 19% of the Fund’s outstanding shares.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
9. Principal Investment Risks
Each Fund may be subject to other principal risks in addition to these identified principal risks. This section discusses certain principal risks encountered by the Funds. A more complete description of the principal risks to which each Fund is subject is included in the Funds’ prospectus.
Market Risk.   The value of the Fund’s investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. War and occupation, terrorism and related geopolitical risks, natural disasters, and public health emergencies, including an epidemic or pandemic may lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. From time to time, markets may experience stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares.
Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers. The impact of the outbreak may be short term or may last for an extended period of time, which may have an unpredictable impact on Fund performance.
Portfolio Management Risk.   The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results. In addition, a Fund may not achieve its investment objective, including during a period in which the Adviser takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. There is also the inherent risk in the portfolio manager’s ability to anticipate changing market conditions that can adversely affect the value of a Fund’s holdings.
Equity Securities Risk.   The value of equity securities generally fluctuate, sometime widely, based on real or perceived changes in an issuer’s financial condition and overall market and economic conditions, including stock market and industry conditions. A decline in the value of an equity security held by a Fund will adversely affect the value of your investment.
Sustainable Investing Risk.   Because AGF Global Sustainable Growth Equity Fund focuses on equity securities of companies that the Adviser believes meet the concept of sustainable development, the Fund’s universe of investments may be smaller than that of other funds that do not focus on sustainable investment themes. The Fund may forgo opportunities to gain exposure to certain attractive companies in certain industries and sectors, such as fossil fuel producers, and may have a reduced weighting in other sectors, due to their lack of positive exposure to sustainable investment themes. Because of these themes, the Fund may underperform the market as a whole if such investments underperform the market.
Foreign Securities Risk.   Investments in foreign securities involve risks that differ from investments in securities of U.S. issuers because of unique political, economic and market conditions. Foreign markets, especially those in less developed economies, are generally more illiquid than U.S. markets, meaning that it could be harder for a Fund to dispose of a particular security than if it were traded on a U.S. exchange. Foreign securities markets may also have high transaction costs, limited legal recourse and unreliable or untimely information. The value of foreign securities may also be adversely affected by changes in currency exchange rates.
Foreign Currency Risk.   Investing in securities that trade and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to a Fund. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. A stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
Emerging Markets Risk.   Investments in securities of issuers located in emerging market economies (including frontier market economies) are generally riskier than investments in securities of issuers from more developed economies. Emerging market economies generally have less developed and more volatile securities trading markets with untimely and unreliable information. Emerging market economies also generally have less developed legal and accounting systems and a greater likelihood of nationalization or confiscation of assets and companies than do developed economies. These same risks exist and may be greater in frontier markets.
Equity-Linked Investments Risk.   Equity-linked investments, such as participatory notes, are traded over-the-counter and are designed to replicate the performance of the underlying asset. Equity-linked investments allow a Fund to invest in equity securities located in foreign markets which a Fund may be unable or unwilling to invest in directly and may expose a Fund to the risks of the underlying or reference foreign security. In addition, the performance of equity-linked securities may not correlate to the performance of the underlying security due to transaction costs and other expenses. Equity-linked investments also expose a Fund to counterparty risk.
Depositary Receipts Risk.   Depositary receipts subject a Fund generally to the same risks as if it were investing in the underlying foreign securities directly, including political and economic risks that differ from investing in securities of U.S. issuers. In addition, because the underlying securities may be trading on a non-U.S. market, the value of the underlying security may decline, sometimes rapidly, at a time when U.S. markets are closed and the Adviser may not be able to take appropriate actions to mitigate losses to a Fund.
Exchange-Traded Funds and Other Investment Companies Risk.   The risks of investing in ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, a Fund bears its proportionate share of the fees and expenses of the underlying fund, which may have an adverse impact on a Fund’s operating expenses and performance and may affect the value of your investment.
Liquidity Risk.   Liquidity risk exists when investments are difficult to purchase or sell. This can reduce a Fund’s returns because a Fund or an entity in which it invests may be unable to transact at advantageous times or prices. An illiquid investment is hard to value and may be sold at a price that is different from the price at which the Adviser valued the investment for purposes of a Fund’s net asset value.
Large Shareholders Risk.   A Fund is subject to the risk that a large investor may purchase or redeem a large percentage of Fund shares at any time. As a result, a Fund’s performance or liquidity may be adversely affected because a Fund may have to sell investments at disadvantageous times or prices or hold cash when it would not otherwise do so to meet large redemption requests.
Non-Diversification Risk.   The AGF Emerging Markets Equity Fund, as a non-diversified fund, can invest a greater percentage of its assets in the securities of a single issuer or in fewer issuers than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of one or more particular securities may have a greater effect on the fund’s return because the securities may represent a larger portion of the fund’s total portfolio assets.
10. Guarantees and Indemnifications
In the normal course of business, a Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.
11. New Accounting Pronouncements
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition,

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosure upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.
12. Subsequent Events
Management has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Funds’ financial statements.

AGF Investments Trust
Report of Independent Registered Public Accounting Firm
June 30, 2020
To the Board of Trustees of AGF Investments Trust and the Shareholders of the AGF Global Sustainable Growth Equity Fund and AGF Emerging Markets Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AGF Global Sustainable Growth Equity Fund and AGF Emerging Markets Equity Fund (two of the funds constituting AGF Investments Trust, hereafter collectively as the “Fund”) as of June 30, 2020, the related statements of operations for the year then ended (or for AGF Emerging Markets Equity Fund for the period January 3, 2020 (commencement of operations) through June 30, 2020), the statements of changes in net assets for each of the two years in the period ended June 30, 2020 (or for AGF Emerging Markets Equity Fund for the period January 3, 2020 (commencement of operations) through June 30, 2020) and financial highlights for each of the periods indicated therein, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of their operations for the year then ended (or for AGF Emerging Markets Equity Fund for the period January 3, 2020 (commencement of operations) through June 30, 2020), and the changes in their net assets for each of the two years in the period ended June 30, 2020 (or for AGF Emerging Markets Equity Fund for the period January 3, 2020 (commencement of operations) through June 30, 2020) and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
August 25, 2020
We have served as the auditor of one or more investment companies in AGF Investments Trust since 2012.

AGF Investments Trust
Expense Example (Unaudited)
June 30, 2020
As a shareholder, you incur two types of costs: (1) transaction costs for, such as brokerage commissions, purchasing and selling shares and (2) ongoing costs, including management fees, other operational and investment related expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
Actual Expenses
The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2020
The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2020.
The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on the purchases and sales of Fund shares. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

AGF Investments Trust
Expense Example (Unaudited)
June 30, 2020
	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Expenses Paid During the Period*	Annualized Expense Ratio During Period
AGF Emerging Markets Equity Fund (a)(b)
Class I
Actual	$1,000.00	$841.00	$4.30	0.95%
Hypothetical	$1,000.00	$1,020.14	$4.77	0.95%
Class R6
Actual	$1,000.00	$841.00	$4.30	0.95%
Hypothetical	$1,000.00	$1,020.14	$4.77	0.95%
AGF Global Sustainable Growth Equity Fund
Class I
Actual	$1,000.00	$1,063.20	$4.10	0.80%
Hypothetical	$1,000.00	$1,020.89	$4.02	0.80%
Class R6
Actual	$1,000.00	$1,063.20	$4.10	0.80%
Hypothetical	$1,000.00	$1,020.89	$4.02	0.80%

*
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 182 days in the most recent fiscal half-year divided by 366 days in the fiscal year(to reflect the one-half year period).

(a)
The Fund commenced operations on January 3, 2020. Actual Expenses Paid During the Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 180 divided by 366 (to reflect the actual days in the period). Hypothetical Expenses Paid During the Period are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

(b)
The annualized expense ratio does not reflect the indirect expenses of the underlying Funds in which it invests.

AGF Investments Trust
Board Consideration of the Investment Advisory Agreement
At its regular meeting on November 22, 2019, the Board of Trustees (“Board”) of AGF Investments Trust (“Trust”), including the Trustees who are not “interested persons” of the Trust or AGF Investments America Inc. (“AGFA” or the “Adviser”) (including its affiliates) (such Trustees, the “Independent Trustees”), approved the Investment Management Agreement (“Agreement”) for a new series of the Trust, AGF Emerging Markets Equity Fund (the “New Fund”). The New Fund is an actively managed emerging markets equity mutual fund. In evaluating the Agreement, the Board, including the Independent Trustees, reviewed materials furnished by AGFA and met with senior representatives of AGFA regarding their personnel and operations.
Generally, the Board considered the following factors, among others, in connection with its approval of the Agreement: (1) the nature, extent, and quality of the services to be provided by AGFA; (2) the investment performance of accounts managed by AGFA (or its affiliates) with investment strategies comparable to those of the New Fund; (3) the costs of the services to be provided; (4) the extent to which economies of scale might be realized as the New Fund grows; (5) whether fee levels reflect such potential economies of scale, if any, for the benefit of investors; and (6) any other benefits potentially derived by AGFA (or its affiliates) from its relationship with the New Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board evaluated the terms of the Agreement, the overall fairness of it to the New Fund and whether the Agreement was in the best interests of such fund and its shareholders.
Nature, Extent and Quality of Services
With respect to the nature, extent and quality of the services provided, the Board considered the portfolio management and other personnel of AGFA who will provide services for the New Fund, the compliance function of AGFA, and the financial condition of AGFA. In this regard, among other things, the Board noted AGFA’s history of compliance. The Board also considered AGFA’s representation that it is financially stable and able to provide high quality investment advisory services to the New Fund. Further, the Board evaluated the integrity of AGFA’s personnel, the experience of the portfolio management team, and the proposed management of the New Fund in accordance with its investment objective and policies.
Because the New Fund does not have a performance history, the Board considered other indicia of the nature, extent and quality of services to be provided to the New Fund under the Agreement. In this regard, the Board received a presentation on the investment process underlying the New Fund’s strategy and considered the performance of other accounts managed by AGFA (or its affiliates) with investment strategies comparable to the New Fund. In particular, the Board considered the performance of a composite of non-U.S. client accounts managed by AGFA with substantially similar investment strategies to the New Fund. The Board considered that AGFA does not advise any other U.S. registered fund or separate account with substantially similar strategies to the New Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Adviser to the New Fund would be appropriate and satisfactory.
Fund Expenses; Cost of Services; Economies of Scale; Related Benefits
The Board reviewed information comparing the New Fund’s proposed contractual management fee rate, as a percentage of average net assets, to one or more funds identified by AGFA as the New Fund’s proposed peer group (“Peer Group Funds”). In this regard, the Board reviewed tables comparing the New Fund’s advisory fee and net expense ratio to the Peer Group Funds. The Board considered that the New Fund’s proposed management fee and net expense ratio were lower than the mean and median management fees and net expense ratios of the Peer Group Funds. The Board considered that the expense limitation agreement for the New Fund would limit the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest, and extraordinary expenses) to 0.95% of average net assets which is consistent with the other series of the Trust managed by the Adviser. Further, the Board considered the advisory fee levels of other accounts managed by the Adviser (or its affiliates) pursuant to a substantially similar investment strategy as the New Fund. The Board concluded that, under the totality of the circumstances, the advisory fee and net expense ratio proposed for the New Fund were reasonable.

AGF Investments Trust
Board Consideration of the Investment Advisory Agreement
The Board discussed any anticipated economies of scale in relation to the services AGFA would provide to the New Fund. Noting that the New Fund had not yet commenced operations, the Board concluded it was too soon to evaluate properly the potential economies of scale for the New Fund and the profitability of the New Fund to the Adviser. Accordingly, the Board concluded that profitability and economies of scale were not material factors to be considered in connection with the current approval of the Agreement.
With respect to ancillary (or fall-out) potential benefits AGFA (and its affiliates) may receive as a result of its relationship with the New Fund, the Board considered the potential for AGFA to accrue soft dollars in connection with trading transactions for the New Fund. The Board considered that AGFA did not anticipate any other material benefit to accrue to it as a result of its relationship with the New Fund. Accordingly, the Board did not deem fall-out benefits to be material to their consideration of the Agreement.
Based on their review and all of the relevant facts and circumstances, the Trustees concluded that the New Fund and its shareholders could benefit from the Adviser’s management of the New Fund. Thus, the Board determined that the approval of the Agreement with respect to the New Fund was appropriate and in the best interest of the New Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weight to different factors. After reviewing a memorandum from Independent Trustee counsel discussing the legal standards applicable to the Board’s consideration of the Agreement, and after the Independent Trustees met privately with such counsel, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

AGF Investments Trust
Board Consideration of the Investment Advisory Agreement
At its regular meeting on February 24, 2020, the Board of Trustees (“Board”) of AGF Investments Trust (“Trust”), including the Trustees who are not “interested persons” of the Trust or AGF Investment Americas Inc. (“AGFA” or the “Adviser”) (including its affiliates) (such Trustees, the “Independent Trustees”), approved the Investment Management Agreement (the “Agreement”) for AGF Global Sustainable Growth Equity Fund (the “Mutual Fund”).
In evaluating the Agreement, the Board, including the Independent Trustees, reviewed materials furnished by the Adviser and met with senior representatives of AGFA regarding their personnel and operations. The Board also considered materials that they had received at past meetings, including routine quarterly meetings, relating to the nature, extent and quality of the Adviser’s services, including information concerning the Mutual Fund’s advisory fee, net expense ratio and performance. Generally, the Board considered the following factors in connection with its approval of the Agreement: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Mutual Fund; (3) the costs of the services provided; (4) the extent to which economies of scale might be realized as the Mutual Fund grows; (5) whether fee levels reflect any such potential economies of scale for the benefit of investors; and (6) other benefits derived by the Adviser from its relationship with the Mutual Fund.
Nature, Extent and Quality of Services; Investment Performance
With respect to the nature, extent and quality of the services provided, the Board considered the portfolio management and other personnel of the Adviser who perform services for each Mutual Fund, the compliance function of the Adviser and the financial condition of the Adviser. In this regard, among other things, the Board noted the Adviser’s history of compliance. Further, the Board evaluated the integrity of the Adviser’s personnel, the experience of the portfolio management team, and the management of the Mutual Fund in accordance with its stated investment objectives and policies. The Board also considered the demonstrated ability of the portfolio managers to manage the Mutual Fund’s investments in accordance with its principal investment strategies.
With respect to the performance of the Mutual Fund, the Board considered the Fund’s performance since inception and for the last quarter and one-year period. In this regard, among other things, the Board considered the Mutual Fund’s performance compared to its benchmark index, one or more funds identified by the Adviser as comparable (“Comparator Funds”) and the performance of a composite of other accounts managed by the Adviser pursuant to a substantially similar strategy. The Board observed that, based on these comparisons, the Mutual Fund performed variably relative to, but in line with, its Comparator Funds, composite and benchmark index for the periods reviewed. In addition, the Board noted the long-term outperformance of the strategy relative to the benchmark index and the improved performance of the Mutual Fund in 2019. The Board also noted the Adviser’s observation that the Fund’s performance appeared to be trending upward. Based on the information considered, the Board concluded that the nature, extent and quality of services supported renewal of the Agreement.
Fund Expenses; Cost of Services; Economies of Scale; Related Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure of the Agreement for the Mutual Fund. In this regard, the Board reviewed a table comparing the Mutual Fund’s advisory fee and net expense ratio to the Comparator Funds. Further, the Board considered the advisory fee rate schedule of other accounts managed by the Adviser pursuant to a substantially similar investment strategy as that of the Mutual Fund. Noting that the Adviser did not receive material fall-out benefits, if any, from its relationship with the Fund, the Board concluded that the advisory fee rate schedule and net expense ratio of the Mutual Fund were not unreasonable.
The Board discussed any anticipated economies of scale in relation to the services the Adviser would provide to the Mutual Fund. The Board noted that the Mutual Fund had only recently begun investment operations and acknowledged the Adviser’s representation that it does not expect the Fund to experience any economies of scale within its first three years if operations. The Board concluded it was too soon to properly evaluate economies of scale.
With regard to the profitability of the Mutual Fund, the Board noted that since the Mutual Fund’s inception, the Mutual Fund had gathered limited assets and AGF Management Limited, the parent company of the Adviser, had subsidized its operations. Based on these and other factors, the Board determined that profitability was not a material factor to be considered in connection with the renewal of the Agreement.

AGF Investments Trust
Board Consideration of the Investment Advisory Agreement
Based on their review of the facts and circumstances related to the Agreement, the Board concluded that the Mutual Fund could benefit from the Adviser’s continued management. Thus, the Board determined that the renewal of the Agreement with respect to the Mutual Fund was appropriate and in the best interest of the Mutual Fund. In their deliberations, the Board did not identify any particular information as all-important or controlling, and each Trustee may have attributed different weight to different factors. After reviewing a memorandum from Independent Trustee counsel discussing the legal standards applicable to the Board’s consideration of the Agreement, and after the Independent Trustees met privately with such counsel, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

AGF Investments Trust
Additional Information (Unaudited)
Proxy Voting Information
A description of AGF Investments Trust’s proxy voting policies and procedures is attached to the Funds’ Statement of Additional Information, which is available without charge by visiting the Funds’ website at www.AGF.com or the U.S. Securities and Exchange Commission’s (“SEC”) SEC’s website at www.sec.gov or by calling collect 833-AGF-FUND (833-243-3863).
In addition, a description of how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling collect 1-833-AGF-FUND (833-243-3863) or on the SEC’s website at www.sec.gov.
Quarterly Portfolio Holdings Information
AGF Investments Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year to date on Form N-PORT and, for periods prior to March 31, 2020, on Form N-Q. The Funds’ Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov. You may also review and obtain copies of the Funds’ Forms N-Q and Forms N-PORT, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. In addition, the Funds’ full portfolio holdings are updated daily and available on the AGF Funds’ website at www.AGF.com.
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
Federal Tax Information
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentages of ordinary dividends paid during the tax year ended June 30, 2020 are designated as “qualified dividend income” (QDI), as defined in the Act, subject to reduced tax rates in 2020. The Funds also qualify for the dividends received deduction (DRD) for corporate shareholders. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.
As of June 30, 2020, the Fund federal tax information was as follows:
Fund	QDI	DRD
AGF Global Sustainable Growth Equity Fund	100%	100%
For the tax year ended June 30, 2020, foreign taxes which are expected to be passed through to shareholders for foreign tax credits and gross income derived from sources within foreign countries were as follows:
Fund	Foreign Taxes Paid	Foreign Source Income
AGF Emerging Markets Equity Fund	$578	$5,995
AGF Global Sustainable Growth Equity Fund	967	7,161

AGF Investments Trust
Trustees and Officers of the Trust (Unaudited)
Trustees
Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Peter A. Ambrosini Year of Birth: 1943	Trustee	Indefinite/Since 2011	Independent Consultant, Independent Directors of GMO Trust (2013 − Present); Independent Consultant, GMO Funds, (2011 to present); Principal, Dover Consulting LLC (2008 to 2015).	8	None
Joseph A. Franco Year of Birth: 1957	Trustee	Indefinite/ Since 2011	Professor of Law, Suffolk University Law School (1996 to present).	8	None
Richard S. Robie III Year of Birth: 1960	Trustee	Indefinite/ Since 2011	Chief Operating Officer, Eagle Capital Management (July 2017 to present); Consultant, Advent International (August 2010 to present).	8	None
Interested Trustee**
William C. Carey Year of Birth: 1960	Trustee; Vice President	Indefinite/ Since 2018 Since 2018	Chief Executive Officer, AGF Investments LLC (September 2013 to February 2020).	8	Trustee, Bates College (2011 to present).

*
Each Independent Trustee may be contacted by writing to the counsel for the Independent Trustees of AGF Investments Trust, c/o Stacy L. Fuller, Esq., K&L Gates LLP, 1601 K Street, NW,Washington, D.C., 20006-1600.

**
Mr. Carey is an “interested person,” as defined by the 1940 Act, because of his employment with and ownership interest in AGF Investments LLC, adviser to the AGFiQ ETFs.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling (617) 292-9801 (collect).

AGF Investments Trust
Trustees and Officers of the Trust (Unaudited)
Officers
Name, Address, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua G. Hunter 10 High Street, Suite 302 Boston, MA 02110 Year of Birth: 1981	Principal Financial Officer and Treasurer	Indefinite/ Since 2015	Fund Principal Financial Officer, Foreside Management Services LLC (July 2015 to present); Vice President/Assistant Vice President, Treasury Services, JPMorgan Chase & Co. (July 2008 to July 2015).*
William H. DeRoche 53 State Street, Suite 1308, Boston, MA 02109 Year of Birth: 1962	President	Indefinite/ Since 2012	Chief Investment Officer, Adviser (April 2010 to present); Chief Compliance Officer, Adviser (June 2012 to March 2017); Portfolio Manager, ICC Capital (March 2015 to December 2015).
Kenneth A. Kalina c/o Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer	Indefinite/ Since 2017	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017); Chief Compliance Officer, Henderson Global Investors (North America) Inc. (December 2005 to December 2015).*
Kevin McCreadie 66 Wellington Street West 31st Floor Toronto, Ontario Canada M5K 1E9 Year of Birth: 1960	Vice President	Indefinite/ Since 2017	Director and Chief Investment Officer of AGF Investments America Inc, and Executive Vice President and Chief Investment Officer of AGF Management Limited (June 2014 to present); Senior Officer and/or Director of certain subsidiaries of AGF Management Limited (June 2014 to present); Managing Executive — Institutional Asset Management, PNC Financial Services Group Inc.’s (“PNC”) Asset Management Group (December 2008 to May 2014); President and Chief Investment Officer, PNC Capital Advisors, LLC, a division of PNC and President, PNC Funds Co. and President, PNC Alternative Investment Funds Co. (March 2007 to May 2014).

*
Mr. Hunter and Mr. Kalina serve as officers to other unaffiliated mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

AGF Investments Trust
53 State Street, Suite 1308
Boston, MA 02109
www.AGF.com
Distributor:
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Item 2. Code of Ethics.

As of the end of the period, June 30, 2020, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. During the period covered by this report, there have been no waivers granted under the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board has determined that it does not include an audit committee financial expert, notwithstanding certain Trustees’ past experience overseeing the implementation of accounting controls and principles, due to the continuous modernization of accounting and tax requirements and the increasingly important role played by technology in the conduct of audits.

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for AGF Investments Trust by PricewaterhouseCoopers LLP (“PwC”) for the fiscal years ended June 30, 2019 and June 30, 2020 were:

	2019	2020
Audit Fees (a)	31,841	29,062
Audit Related Fees (b)	0	0
Tax Fees (c)	17,510	15,083
All Other Fees (d)	0	0
Total:	49,351	44,145

(a)	Audit Fees: These fees relate to professional services rendered by PwC for the audit of the Registrant’s annual financial statement or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Registrant and issuance of consents.

(b)	Audit Related Fees: These fees relate to assurance and related services by PwC related to audit services in connection with the June 30, 2019 and June 30, 2020 annual financial statement.

(c)	Tax Fees: These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning.

(d)	All Other Fees: These fees relate to products and services provided by PwC other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(e)(2)	0% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees: Not Applicable.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended June 30, 2019 and June 30, 2020: $17,510 and $15,083, respectively.

(h)	The Registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Peter A. Ambrosini, Joseph A. Franco and Richard S. Robie III, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)           Schedule I – Investments in Securities of Unaffiliated Issuers

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)           Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	Code of Ethics – Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(a)(4)	A change in the registrant’s independent public accountant – Not applicable

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AGF Investments Trust

By:	/s/ William DeRoche
William DeRoche
President and Principal Executive Officer
September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William DeRoche
William DeRoche
President and Principal Executive Officer
September 3, 2020

By:	/s/ Joshua Hunter
Joshua Hunter
Principal Financial Officer and Treasurer
September 3, 2020